EXHIBIT 10.1(l)
                                                                 ---------------

                                 FIRST AMENDMENT
                    TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT
                            AND TO SECURITY AGREEMENT


                  This FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND SECURITY AGREEMENT (this "Amendment") is dated as of April 3, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002 (the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire to make certain amendments to the Credit Agreement and the Security Agreement as set forth below, in each case subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 Provisions Relating to Defined Terms.

                  Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Conversion Date" and "Chapter 11 Cases" in their entirety and inserting the following new definitions in the appropriate alphabetical order:

                  "Applicable Conversion Date" means, with respect to the Existing L/Cs listed on Schedule 1.1D and Schedule 1.1E, the date of entry of the Interim Borrowing Order.

                  "Chapter 11 Cases" has the meaning assigned to that term in the recitals to this Agreement, and shall also include proceedings commenced under the Bankruptcy Code in the United States Bankruptcy Court with respect to any Additional Subsidiary Borrowers.

                  "First Amendment" means the First Amendment to this Agreement and the Security Agreement dated as of April 3, 2002.

                  "First Amendment Effective Date" has the meaning assigned to that term in the First Amendment.

         1.2 Provision Relating to Tranche A Commitments.

                  Subsection 2.1A(i) of the Credit Agreement is hereby amended by adding (immediately prior to the ";" immediately preceding the last proviso to the second sentence thereof) the following new proviso:

         "; provided further, however, that on the First Amendment Effective Date, the aggregate amount of the Tranche A Commitments shall be further reduced by $5,800,000 (and the original Tranche A Commitments of Lenders shall be ratably reduced to reflect such reduction in the aggregate amount of the Tranche A Commitments) without any reduction to the Tranche A Loss Sharing Sublimit or the Tranche A Letter of Credit Sublimit then in effect."

         1.3 Provisions Relating to Superpriority Nature of Obligations.

                  Subsection 2.10 of the Credit Agreement is hereby amended by
(i) adding the phrase "and other professional fees and expenses specified in the Borrowing Orders" immediately after the reference to "Chapter 11 Cases" contained in clause (ii) thereof, and (ii) adding the phrase "or such greater amount set forth in the Borrowing Orders" immediately after the reference to "$2,000,000" contained therein.

         1.4 Provisions Relating to Tranche A Loss Sharing and Certain Tranche B Letters of Credit.

                  Section 10 of the Credit Agreement is hereby further amended by adding at the end thereof the following new subsection 10.23:

                  "10.23   Override Provisions.

                           A. Tranche A Loss Sharing Loans. Anything contained in this Agreement to the contrary notwithstanding, (i) the Obligations described in clause (ii) of the definition of "Obligations" shall not be "Obligations" for any purpose under this Agreement or the Loan Documents, (ii) a portion of each Tranche A Lender's Tranche A Commitment equal to such Lender's Pro Rata Share of the amount of the Tranche A Loss Sharing Sublimit shall be converted to and deemed "Tranche C Commitments" for all purposes hereunder and shall cease to be Tranche A Commitments hereunder on and as of the date of effectiveness of this Agreement (and each Lender's Tranche C Commitment as so converted shall be governed by all provisions of this Agreement (except as expressly provided in this subsection 10.23A) applicable to the Tranche A Loss Sharing Sublimit and the Tranche A Loss Sharing Loans), (iii) the Tranche A Loss Sharing Sublimit shall have no further force and effect with the respect to the Tranche A Commitments and the Tranche A Loans, and (iv) all amounts funded under such Tranche C Commitments (such amounts being referred to as "Tranche C Loans") shall be applied solely for the purposes described in subsection 2.5A(iii) and shall be treated for all purposes hereunder in the same manner as, and shall be in lieu of, Tranche A Loss Sharing Loans (it being understood that any amounts funded by Lenders pursuant to subsection 2.1B shall be Tranche C Loans and shall not be Tranche A Loss Sharing Loans); provided, however, that the Obligations with respect to the Tranche C Loans shall not be Obligations for purposes of subsection
         2.10 and the Subsidiary Guaranty, shall be Prepetition Obligations (and shall not accrue interest or fees (and shall not be entitled to prepayments) under this Agreement), shall not constitute Tranche A Obligations for any purposes hereunder, and shall not be entitled to any of the rights, privileges, Liens and claims of the Tranche A Obligations and the Tranche B Obligations under the Loan Documents or the Borrowing Orders.

                           B. Tranche B Commitments and Tranche B Letters of Credit. Anything contained in this Agreement to the contrary notwithstanding:

                           (i) in the event that any of the Existing L/Cs
                  designated on Schedule 1.1A annexed hereto as "Fairfax", "Greenway", "LaGuardia", "LICA" and "Workers Compensation" and deemed reissued as Tranche B Letters of Credit hereunder shall be drawn prior to the date which is 60 days after the date of entry of the Interim Borrowing Order (any such drawn Tranche B Letter of Credit being a "Drawn Tranche B L/C") and such drawing is made on grounds upon which the beneficiary of such Drawn Tranche B L/C could have drawn on the date of entry of the Interim Borrowing Order, then upon such drawing (each such drawing being a "Specified Drawing") (a) all Obligations with respect to such Specified Drawing (including any Tranche B Loans made or amounts funded with respect to participations to reimburse such drawing when honored) shall cease to be Obligations for purposes of subsection 2.10 and the Subsidiary Guaranty, shall be Prepetition Obligations (and shall thereupon cease to accrue interest or fees (and shall not be entitled to prepayments) under this Agreement, and all fees and interest with respect to such Obligations that are accrued and unpaid at the time of such Specified Drawing shall cease to be payable under this Agreement), shall cease to constitute Tranche B Obligations for any purposes hereunder, and shall cease to be entitled to any of the rights, privileges, Liens and claims of the Tranche A Obligations and the Tranche B Obligations under the Loan Documents or the Borrowing Orders, and (b) the rights and obligations of Borrowers and Lenders solely with respect to (x) such Specified Drawing and (y) any participations with respect to such Specified Drawing shall be governed by, and construed in accordance with, the terms of the Prepetition Credit Documents as if this Agreement were null and void ab initio and such Specified Drawing were an honored drawing under the relevant Existing L/C; and

                           (ii) the Existing L/Cs designated on Schedule 1.1A
                  annexed hereto as "Alexandria Equity Bonds", "Babylon Equity Bonds", "Huntington Equity Bonds", "Indianapolis Equity Bonds" and "Stanislaus Equity Bonds" (such Tranche B Letters of Credit being "Non-Rolled Tranche B L/Cs") (a) shall not become Tranche B Letters of Credit, and all Obligations with respect to such Non-Rolled Tranche B L/Cs shall not be Obligations for purposes of subsection 2.10 and the Subsidiary Guaranty, shall be Prepetition Obligations, shall not constitute Tranche B Obligations for any purposes hereunder, and shall not be entitled to any of the rights, privileges, Liens and claims of the Tranche A Obligations and the Tranche B Obligations under the Loan Documents or the Borrowing Orders, (b) all Tranche B Commitments with respect to such Non-Rolled Tranche B L/Cs and all participations of the Tranche B Lenders in such Non-Rolled Tranche B L/Cs shall be cancelled, and (c) the rights and obligations of Borrowers and Lenders solely with respect to such Non-Rolled Tranche B L/Cs shall be governed by, and construed in accordance with, the terms of the Prepetition Credit Documents as if subsection 3.1A(ii) of this Agreement were null and void ab initio with respect to the aforementioned Existing L/Cs and such Existing L/Cs remained "Pooled Letters of Credit" as defined in the Prepetition Credit Agreement.

         1.5 Replacement of Exhibit.

                  The Credit Agreement is hereby further amended by deleting
Exhibit IX in its entirety and substituting therefor a new Exhibit IX in the form attached hereto as Annex A.

         SECTION 2. AMENDMENT TO THE SECURITY AGREEMENT

                  Section 2 of the Security Agreement is hereby amended by deleting clause (i) of the definition of "Secured Obligations" contained therein in its entirety and substituting therefor the following:

                  "(i) with respect to Borrowers, all obligations and liabilities of every nature of Borrowers now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents (excluding the Specified Drawings, the Non-Rolled Tranche B L/Cs, the Tranche C Loans and the Tranche C Commitments), and"

         SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement and the Security Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                  3.1 Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the Security Agreement as amended by this Amendment (the "Amended Agreements").

                  3.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreements has been duly authorized by all necessary corporate action on the part of each Loan Party.

                  3.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, or the Organizational Documents of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent or Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

                  3.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  3.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreements is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  3.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  3.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

                  SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower and Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  SECTION 5. MISCELLANEOUS

                  5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  A. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. On and after the First Amendment Effective Date, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment.

                  B. Except as specifically amended by this Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the date of such effectiveness being referred to herein as the "First Amendment Effective Date") upon (i) the execution of a counterpart hereof by each Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders, and (ii) receipt by Company, Administrative Agent and Documentation Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


         BORROWERS:

                                       COVANTA ENERGY CORPORATION


                                       By:  /s/  Jeffrey R. Horowitz
                                            ------------------------
                                            Name:  Jeffrey R. Horowitz
                                            Title:  Authorized Officer


                                       Each of the entities named on Schedule A annexed hereto, as Borrowers


                                       By:  /s/  Jeffrey R. Horowitz
                                            ------------------------
                                            Name:  Jeffrey R. Horowitz
                                            Title:  Authorized Officer


                                       Each of the entities named on Schedule B annexed hereto, as Borrowers


                                       By:  /s/  William J. Metzger
                                            Name:  William J. Metzger
                                            Title:  Authorized Officer


         SUBSIDIARY GUARANTORS:

                                       Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors


                                       By:  /s/  Jeffrey R. Horowitz
                                            ------------------------
                                            Name:  Jeffrey R. Horowitz
                                            Title:  Authorized Officer



                                       Each of the entities named on Schedule D annexed hereto, as Subsidiary Guarantors


                                       By:  /s/  William J. Metzger
                                            ------------------------
                                            Name:  William J. Metzger
                                            Title:  Vice President and Treasurer





AGENTS AND LENDERS:



                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent and Co-Arranger
                                       and as a Lender




                                       By:  /s/  Michael R. Heredia
                                            -----------------------
                                            Name: Michael R. Heredia
                                            Title: Managing Director


                                       Notice Address:
                                           Attention:  Barry Flynn
                                           1 Independence Center
                                           101 North Tryon Street
                                           Charlotte, N.C. 28255




                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                       as Documentation Agent and Co-Arranger
                                       and as a Lender




                                       By:  /s/  Keith C. Braun
                                            -------------------
                                            Name:  Keith C. Braun
                                            Title:  Director




                                       By:  /s/  Mark B. Cohen
                                            -------------------
                                            Name:  Mark B. Cohen
                                            Title:  Managing Director,
                                                    Head of Workout


                                       Notice Address:
                                           Attention:  Keith C. Braun
                                           Deutsche Bank AG
                                           New York Branch
                                           31 West 52nd Street, 7th Floor
                                           New York, NY 10020





                                       ABN AMRO BANK N.V.,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       Notice Address:
                                           Attention: Credit Administration
                                           ABN AMRO Bank N.V.
                                           208 South LaSalle Street, Suite 1500
                                           Chicago, IL 60604-1003





                                       BANK OF MONTREAL,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Heather Turf
                                           Bank of Montreal
                                           115 S. LaSalle Street,
                                           12th Floor West
                                           Chicago, IL 60603






                                       BAYERISCHE HYPO-UND VEREINSBANK AG,
                                       as a Lender




                                       By:  /s/  John W. Sweeney
                                            --------------------
                                            Name:  John W. Sweeney
                                            Title:  Director


                                       By:  /s/  Michael Novellino
                                            ----------------------
                                            Name:  Michael Novellino
                                            Title:  Associate Director




                                       Notice Address:
                                           Attention: Salvatore Esposito
                                           Bayerische Hypo-und Vereinsbank AG
                                           150 E. 42nd Street
                                           New York, NY 10017





                                       BNP PARIBAS,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       Notice Address:
                                            Attention:  Barbara Eppolito
                                            BNP Paribas
                                            787 Seventh Avenue
                                            New York, New York 10019





                                       COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                       BRANCHES,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Robert Donohue
                                           Commerzbank AG
                                           2 World Financial Center
                                           New York, NY 10281




                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a Lender




                                       By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                       Notice Address:
                                           Attention:  James B. Hallock
                                           Credit Lyonnais New York Branch
                                           1301 Avenue of the Americas
                                           New York, NY 10019





                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name
                                           Title:


                                       Notice Address:
                                           Attention:  Joel Thomas
                                           301 South College Street
                                           DC-5
                                           Charlotte, North Carolina 28288




                                       MIZUHO CORPORATE BANK, LTD., NEW YORK
                                       BRANCH
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  David E. Lim
                                           Mizuho Corporate Bank, Ltd.,
                                           New York Branch
                                           1633 Broadway, 40th Floor
                                           New York, New York 10019





                                       FLEET NATIONAL BANK,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention: Michael F. O'Neill
                                           Fleet National Bank
                                           100 Federal Street
                                           Mail Stop:  MA DE 10006A
                                           Boston, MA 02110




                                       HSBC BANK USA,
                                       as a Lender




                                       By:  /s/ Carol A. Kraus
                                            ------------------
                                            Name: Carol A. Kraus
                                            Title: HSBC Bank USA, Vice President


                                       Notice Address:
                                           Attention:  Carol A. Kraus
                                           HSBC Bank USA
                                           8 East 40th Street
                                           New York, NY 10016




                                       JPMORGAN CHASE BANK
                                       (formerly known as The Chase Manhattan
                                       Bank),
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Michael Lancia
                                           The Chase Manhattan Bank
                                           380 Madison Avenue
                                           Special Loan - 9
                                           New York, NY 10017




                                       IIB BANK LTD, IFSC BRANCH
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       Notice Address:
                                           Attention:  John O'Connor
                                           KBC Finance Ireland
                                           KBC House, I.F.S.C.
                                           Dublin 1, Ireland





                                       LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  David A. Leech
                                           Landesbank Hessen-Thuringen
                                           Girozentrale
                                           420 Fifth Avenue, 24th Floor
                                           New York, NY 10018






                                       ROYAL BANK OF SCOTLAND, plc,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Graeme Hunter
                                           Specialised Lending Services
                                           10th Floor
                                           101 Park Avenue
                                           New York, NY 10178







                                       SANPAOLO IMI S.p.A.,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Robert Wurster
                                           SAN PAOLO IMI S.P.A.
                                           245 Park Avenue, 35th Floor
                                           New York, NY 10167




                                       BANC OF AMERICA SECURITIES LLC, as
                                       Agent for BANK OF AMERICA, N.A., as a
                                       Lender




                                       By:  /s/  Peter T. Santez
                                            --------------------
                                            Name:  Peter T. Santez
                                            Title:


                                       Notice Address:
                                           Attention: Jon Barnes
                                           Bank of America
                                           101 North Tryon Street
                                           Charlotte, NC 28255





                                       SUNTRUST BANK,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Maria Mamilovich
                                           SunTrust Bank
                                           711 Fifth Avenue, 16th Floor
                                           New York, NY 10022






                                       THE BANK OF NEW YORK,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Peter W. Helt
                                           Bank of New York
                                           1 Wall Street, 16th Floor
                                           New York, NY 10286






                                       THE BANK OF NOVA SCOTIA,
                                       as a Lender




                                       By:  /s/  Joseph J. Farricielli Jr.
                                            ------------------------------
                                            Name:  Joseph J. Farricielli, Jr.
                                            Title:  Director


                                       Notice Address:
                                           Attention:  Joseph J.
                                           Farricielli, Jr.
                                           The Bank of Nova Scotia
                                           One Liberty Plaza, 23rd Floor
                                           New York, NY 10006





                                       THE HUNTINGTON NATIONAL BANK,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Thomas P. Krumel
                                           The Huntington National Bank
                                           917 Euclid Avenue, CM66
                                           Cleveland, OH 44115





                                       THE INDUSTRIAL BANK OF JAPAN TRUST
                                       COMPANY,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  John Davies
                                           The Industrial Bank of Japan Trust
                                             Company
                                           1251 Avenue of the Americas
                                           New York, NY 10020





                                       THE SUMITOMO TRUST & BANKING CO., LTD.
                                       NY BRANCH,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Elizabeth A. Quirk
                                           The Sumitomo Trust & Banking Co.,
                                             Ltd. NY Branch
                                           527 Madison Avenue
                                           New York, NY 10022





                                       THE TORONTO-DOMINION BANK,
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention:  Mark A. Baird
                                           Toronto Dominion (Texas), Inc.
                                           909 Fannin Street, 17th Floor
                                           Houston, TX 77010




                                       UBS AG, STAMFORD BRANCH
                                       as a Lender




                                       By:  /s/  Kelly Smith
                                            ----------------
                                             Name:  Kelly Smith
                                             Title:  Director, Recovery
                                                     Management


                                       By:  /s/ Robert Reuter
                                            ------------------
                                             Name:  Robert Reuter
                                             Title:  Executive Director




                                       Notice Address:
                                           Attention:  Marie Haddad
                                           UBS AG, Stamford Branch
                                           677 Washington Blvd.
                                           Stamford, CT 06901






                                       UFJ BANK LIMITED, NEW YORK BRANCH,
                                       (formerly The Sanwa Bank, Limited, New
                                       York Branch and The Tokai Bank, Limited
                                       - New York Branch),
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       Notice Address:
                                           Attention:







                                       U.S. BANK NATIONAL ASSOCIATION
                                       (formerly known as Firstar Bank, N.A.),
                                       as a Lender




                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Notice Address:
                                           Attention: Alan R. Milster
                                           Firstar Bank, N.A.
                                           7th Floor - Special Assets
                                           One Firstar Plaza
                                           Seventh & Washington
                                           St. Louis, MO 63101






                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH
                                       as a Lender




                                       By:  /s/  Salvatore Battinelli
                                            -------------------------
                                             Name:  Salvatore Battinelli
                                             Title:  Managing Director, Credit
                                                       Department


                                       By:  /s/  Walter T. Duffy III
                                            ------------------------
                                             Name:  Walter T. Duffy III
                                             Title:  Associate Director




                                       Notice Address:
                                           Attention: Walter T. Duffy III
                                           Westdeutsche Landesbank Girozentrale
                                           1211 Avenue of the Americas
                                           New York, NY 10036

                                   Schedule A
                                 Other Borrowers


1.    AMOR 14 Corp.
2.    Covanta Acquisition, Inc.
3.    Covanta Alexandria/Arlington, Inc.
4.    Covanta Babylon, Inc.
5.    Covanta Bessemer, Inc.
6.    Covanta Bristol, Inc.
7.    Covanta Cunningham Environmental Support, Inc.
8.    Covanta Energy Americas, Inc.
9.    Covanta Energy Construction, Inc.
10.   Covanta Energy Resource Corp.
11.   Covanta Energy Sao Jeronimo, Inc.
12.   Covanta Energy Services, Inc.
13.   Covanta Energy West, Inc.
14.   Covanta Engineering Services, Inc.
15.   Covanta Fairfax, Inc.
16.   Covanta Financial Services, Inc.
17.   Covanta Geothermal Operations Holdings, Inc.
18.   Covanta Geothermal Operations, Inc.
19.   Covanta Heber Field Energy, Inc.
20.   Covanta Hennepin Energy Resource Co., L.P.
21.   Covanta Hillsborough, Inc.
22.   Covanta Honolulu Resource Recovery Venture
23.   Covanta Huntington Limited Partnership
24.   Covanta Huntington Resource Recovery One Corp.
25.   Covanta Huntington Resource Recovery Seven Corp.
26.   Covanta Huntington, Inc.
27.   Covanta Huntsville, Inc.
28.   Covanta Hydro Energy, Inc.
29.   Covanta Hydro Operations West, Inc.
30.   Covanta Hydro Operations, Inc.
31.   Covanta Imperial Power Services, Inc.
32.   Covanta Indianapolis, Inc.
33.   Covanta Kent, Inc.
34.   Covanta Key Largo, Inc.
35.   Covanta Lake, Inc.
36.   Covanta Lancaster, Inc.
37.   Covanta Lee, Inc.
38.   Covanta Long Island, Inc.
39.   Covanta Marion Land Corp.
40.   Covanta Marion, Inc.
41.   Covanta Mid-Conn., Inc.
42.   Covanta Montgomery, Inc.
43.   Covanta New Martinsville Hydro-Operations Corp.
44.   Covanta Northwest Puerto Rico, Inc.
45.   Covanta Oahu Waste Energy Recovery, Inc.
46.   Covanta Oil & Gas, Inc.
47.   Covanta Onondaga Five Corp.
48.   Covanta Onondaga Four Corp.
49.   Covanta Onondaga Limited Partnership
50.   Covanta Onondaga Operations, Inc.
51.   Covanta Onondaga Three Corp.
52.   Covanta Onondaga Two Corp.
53.   Covanta Onondaga, Inc.
54.   Covanta Onondaga, Limited Partnership
55.   Covanta Operations of Union LLC
56.   Covanta OPW Associates, Inc.
57.   Covanta OPWH, Inc.
58.   Covanta Pasco, Inc.
59.   Covanta Plant Services of New Jersey, Inc.
60.   Covanta Power Development of Bolivia, Inc.
61.   Covanta Power Development, Inc.
62.   Covanta Power Equity Corp.
63.   Covanta Projects of Hawaii, Inc.
64.   Covanta Projects of Wallingford, LP
65.   Covanta RRS Holdings, Inc.
66.   Covanta Secure Services USA, Inc.
67.   Covanta Secure Services, Inc.
68.   Covanta SIGC Energy II, Inc.
69.   Covanta SIGC Energy, Inc.
70.   Covanta SIGC Geothermal Operations, Inc.
71.   Covanta Stanislaus, Inc.
72.   Covanta Systems, Inc.
73.   Covanta Tampa Bay, Inc.
74.   Covanta Tulsa, Inc.
75.   Covanta Union, Inc.
76.   Covanta Wallingford Associates, Inc.
77.   Covanta Warren Energy Resources Co., LP
78.   Covanta Waste Solutions, Inc.
79.   Covanta Waste to Energy of Italy, Inc.
80.   Covanta Waste to Energy, Inc.
81.   Covanta Water Holdings, Inc.
82.   Covanta Water Systems, Inc.
83.   Covanta Water Treatment Services, Inc.
84.   DSS Environmental, Inc.
85.   ERC Energy II, Inc.
86.   ERC Energy, Inc.
87.   Heber Field Company
88.   Heber Field Energy II, Inc.
89.   Heber Geothermal Company
90.   Heber Loan Partners
91.   J.R. Jacks Construction Corp.
92.   Ogden Constructors, Inc.
93.   Ogden Environmental & Energy Services Co., Inc.
94.   OPI Quezon, Inc.
95.   Second Imperial Geothermal Co., L.P.
96.   Three Mountain Operations, Inc.
97.   Three Mountain Power LLC

                                   Schedule B
                                 Other Borrowers

1.    Ogden Facility Management Corporation of Anaheim
2.    LaGuardia Fuel Facilities Corp.
3.    Lenzar Electro-Optics, Inc.
4.    Newark Automotive Fuel Facilities Corporation, Inc.
5.    Ogden Allied Abatement & Decontamination Service, Inc.
6.    Ogden Allied Maintenance Corp.
7.    Ogden Allied Payroll Services, Inc.
8.    Ogden Attractions, Inc.
9.    Ogden Aviation Distributing Corp.
10.   Ogden Aviation Fueling Company of Virginia, Inc.
11.   Ogden Aviation Service Company of Colorado, Inc.
12.   Ogden Aviation Service Company of New Jersey, Inc.
13.   Ogden Aviation Service Company of New York, Inc.
14.   Ogden Aviation Service Company of Pennsylvania, Inc.
15.   Ogden Aviation Service International Corporation
16.   Ogden Aviation, Inc.
17.   Ogden Cargo Spain, Inc.
18.   Ogden Central and South America, Inc.
19.   Ogden Facility Holdings, Inc.
20.   Ogden Film and Theatre, Inc.
21.   Ogden Firehole Entertainment Corp.
22.   Ogden International Europe, Inc.
23.   Ogden New York Services, Inc.
24.   Ogden Support Services, Inc.
25.   PA Aviation Fuel Holdings, Inc.
26.   Philadelphia Fuel Facilities Corporation

                                   Schedule C
                              Subsidiary Guarantors

1.    Covanta Energy Group, Inc.
2.    Covanta Energy International, Inc.
3.    Covanta Equity of Stanislaus, Inc.
4.    Covanta Haverhill Properties, Inc.
5.    Covanta Haverhill, Inc.
6.    Covanta Omega Lease, Inc.
7.    Covanta Power International Holdings, Inc.
8.    Covanta Projects, Inc.
9.    Haverhill Power, Inc.
10.   LMI, Inc.
11.   Michigan Waste Energy, Inc.
12.   OFS Equity of Alexandria/Arlington, Inc.
13.   OFS Equity of Babylon, Inc.
14.   OFS Equity of Delaware, Inc.
15.   OFS Equity of Huntington, Inc.
16.   OFS Equity of Indianapolis, Inc.
17.   OFS Equity of Stanislaus, Inc.
18.   Ogden Management Services, Inc.
19.   Covanta Equity of Alexandria/Arlington, Inc.

                                   Schedule D
                              Subsidiary Guarantors

1.    Ogden Technology Services Corporation
2.    Ogden Transition Corporation

                                     Annex A

                                   Exhibit IX
                        [FORM OF INTERIM BORROWING ORDER]


See attached.